HSBC INVESTOR FUNDS

HSBC ADVISOR FUNDS TRUST

(the “Trusts”)

Supplement Dated October 1, 2009

to the Statements of Additional Information

of the Trusts, dated February 27, 2009,

as supplemented to date

On September 18, 2009, pursuant to votes of the shareholders of the HSBC Investor Core Plus Fixed Income Fund, HSBC Investor Core Plus Fixed Income Fund (Advisor) and HSBC Investor Intermediate Duration Fixed Income Fund (the “Funds”) at special shareholder meetings, the assets of the Funds were merged into the Franklin Total Return Fund. Consequently, the Funds are no longer offered by the HSBC Investor Funds and all references to the Funds in the Statements of Additional Information of the Trusts are hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE